Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles C. Baker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ZipRealty, Inc. on Form 10-K for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ZipRealty, Inc.

By:	/S/ CHARLES C. BAKER
Charles C. Baker
Executive Vice President and Chief Financial Officer

Date: March 13, 2009

A signed original of this written statement required by Section 906 has been provided by ZipRealty, Inc. and will be retained by ZipRealty, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.